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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): January 22, 2004


                                   IMPATH INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        0-27750                                          13-3459685
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(Commission File Number)                    (I.R.S. Employer Identification No.)


521 WEST 57TH STREET, NEW YORK, NEW YORK                            10019
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (212) 698-0300
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

           On January 22, 2004, IMPATH Inc. (the "Company") and its other debtor-in-possession subsidiaries filed their monthly operating report with the United States Bankruptcy Court for the Southern District of New York. The monthly operating report is attached as an exhibit to this Current Report on Form 8-K.

           The information contained in the monthly operating report has been prepared in accordance with guidelines established by the Office of the United States Trustee and is not to be used for investment purposes. As indicated in the Company's Current Report on Form 8-K filed on July 30, 2003, investors should not rely on the consolidated financial statements or the independent auditors' reports, where applicable, contained in the Company's previously filed periodic reports, including those set forth in the Company's Annual Reports on Form 10-K for 2002 and prior periods, and the Quarterly Report on Form 10-Q for the period ended March 31, 2003. In addition, the Company has not filed a Quarterly Report on Form 10-Q for the periods ended June 30, 2003 and September 30, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Not applicable

           (b) Not applicable

           (c) Exhibits

           99.1      Monthly Operating Report of IMPATH Inc.

                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 27, 2004

                                   IMPATH INC.

                                   By: /s/ Richard C. Rosenzweig
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                                       Name: Richard C. Rosenzweig
                                       Title: Secretary and General Counsel

                                  EXHIBIT INDEX


         Exhibit No.                            Exhibit
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           99.1                 Monthly Operating Report of IMPATH Inc.